CERTIFICATE OF FORMATION

                                  OF

                    INLAND REAL ESTATE LB I LLC

     This Certificate of Formation of INLAND REAL ESTATE LB I LLC, dated as of September 21, 1998, is being duly executed and filed by Samuel A. Orticelli, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. 18-101, et. seq.)

     FIRST. The name of the limited liability company formed hereby is INLAND REAL ESTATE LB I LLC.

     SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

     THIRD. The address of the registered agent for service of process on the LLC in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The
Corporation Trust Company.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                        /s/ Samuel A. Orticelli
                                   Name:    Samuel A. Orticelli
                                   Authorized Person  Asst. Secretary